GOING CONCERN	12 Months Ended
Mar. 31, 2020
GOING CONCERN
GOING CONCERN

Note 2 - GOING CONCERN

As indicated in the accompanying consolidated financial statements, the Company had a net loss of approximately $71.2 million for the year ended March 31, 2020 and deficit of approximately $1.4 million as of March 31, 2020. Management of the Company has considered whether there is substantial doubt about its ability to continue as a going concern due to changes in the regulatory environment in the PRC after the issuance of Circular 83, which allows qualified online lending information intermediaries to transform into microlending companies in order to proactively deal with and resolve the existing business risks of online lending information intermediaries industry and the negative consumer sentiment and volatile market conditions arising from the COVID-19 pandemic, and evaluated its available cash balance against its working capital requirements over the next twelve months.

While management cannot accurately predict the full impact of the changes in regulatory environment and COVID-19 on the Company’s business in fiscal 2021, however, based on its latest cash flows projection, management believes that the Company is able to generate sufficient cash flows from operations to meet its working capital requirements for fiscal 2021; and that its capital resources are currently sufficient to maintain its business operations for the next twelve months.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments related to the recoverability and/or classification of the recorded asset amounts and/or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.